SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

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                         Eaton Vance Mutual Funds Trust

                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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
                EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02110


Dear Shareholder:

We recently mailed to you proxy materials relating to the Special Meeting of Shareholders of Eaton Vance Tax-Managed International Growth Fund (the "Fund") scheduled for April 16, 2004. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

     We encourage you to utilize one of the following easy options today for recording your vote promptly:

1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form or proxy card and by following the prerecorded information. Please have your proxy information available.

2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website. Please have your proxy information available.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

     For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL OF THE PROPOSALS AND BELIEVE THE PROPOSALS ARE IN THE INTERESTS OF SHARHEOLDERS OF THE FUND.

     If you require a copy of the Fund's Proxy Statement, please contact a service representative at 1-800-262-1122. If you have any questions about how to vote or the proposals to be voted on, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-714-3305.





                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.